SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  September 19, 2001
                                                --------------------------------


                               Chase Funding, Inc.
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             (Exact name of registrant as specified in its charter)



New York                         333-89425                          13-3840732
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(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
of incorporation)                                            Identification No.)



343 Thornall Street, Edison, New Jersey                                 08837
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (732) 205-0600
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                                 Not applicable
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         (Former name or former address, if changed since last report.)

ITEM 5.     Other Events
            ------------

            Attached as exhibits are certain Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) furnished to the Registrant by J.P. Morgan Securities Inc., Countrywide Securities Corporation and Banc of America Securities LLC (the "Underwriters") in respect of the Registrant's proposed offering of Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2001-3 (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-89425) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

            The Computational Materials were prepared solely by J.P. Morgan Securities Inc., and the Registrant did not prepare or participate in the preparation of the Computation Materials.

            Any statement or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                         Description
            -----------                         -----------

            (99)                                Computational Materials
                                                prepared by J.P. Morgan
                                                Securities Inc. in connection
                                                with Chase Funding Mortgage
                                                Loan Asset-Backed
                                                Certificates, Series 2001-3.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CHASE FUNDING, INC.



Date: September 20, 2001
                                          By:  /s/ Eileen Lindblom
                                               ---------------------------------
                                               Name:  Eileen Lindblom
                                               Title: Vice President

                                INDEX TO EXHIBITS



                                                                 Paper (P) or
Exhibit No.            Description                               Electronic (E)
-----------            -----------                               --------------
(99)                   Computational Materials prepared by             (E)
                       J.P. Morgan Securities Inc. in
                       connection with Chase Funding Mortgage
                       Loan Asset-Backed Certificates,
                       Series 2001-3.